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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  JULY 22, 1997 (July 17, 1997)


                           SIMON PROPERTY GROUP, L.P.
             (Exact name of registrant as specified in its charter)


    DELAWARE                         33-98364                     35-1903854
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                        115 WEST WASHINGTON STREET
                        INDIANAPOLIS, INDIANA      46204
                        (Address of principal    (Zip Code)
                          executive offices)


Registrant's telephone number, including area code:      (317) 636-1600


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         Simon Property Group, L.P. (the "Guarantor") is filing this Current Report on Form 8-K in connection with its guarantee of the due and punctual payment of the principal of, premium (if any) and interest on, and any other amounts payable with respect to, the Notes (as hereinafter defined) being issued by Simon DeBartolo Group, L.P. (the "Issuer"). The Issuer is offering and selling $100,000,000 aggregate principal amount of its 6 3/4% Notes due 2004 and $150,000,000 aggregate principal amount of its 7% Notes due 2009 (collectively, the "Notes") pursuant to the joint registration statement on Form S-3 of the Issuer and the Guarantor (Registration No. 333-11491) (the "Registration Statement") and the related Prospectus, dated November 21, 1996, and Prospectus Supplement, dated July 17, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) The following exhibits are filed as part of this Report and as part of the Registration Statement:


Exhibit No.                Description
-----------                -----------

      1           Terms Agreement, dated July 17, 1997, relating to the Notes

      4.1         Form of Fourth Supplemental Indenture relating to the Notes

      4.2         Form of 6 3/4% Notes due 2004

      4.3         Form of 7% Notes due 2009

      5 Opinion of Baker & Daniels, special counsel to the Issuer and the Guarantor, as to the legality of the Notes

      23 Consent of Baker & Daniels (contained in the opinion filed as Exhibit 5 hereto)
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  Dated:  July 22, 1997


                                            SIMON PROPERTY GROUP, L.P.


                                            By: Simon DeBartolo Group, Inc.,
                                                  General Partner


                                            By: /s/ JAMES M. BARKLEY
                                                --------------------
                                                    James M. Barkley
                                                    Secretary/General Counsel
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                                  EXHIBIT INDEX



Exhibit No.                 Description
-----------                 -----------

      1           Terms Agreement, dated July 17, 1997, relating to the Notes

      4.1         Form of  Fourth Supplemental Indenture relating to the Notes

      4.2         Form of 6 3/4% Notes due 2004

      4.3         Form of 7% Notes due 2009

      5 Opinion of Baker & Daniels, special counsel to the Issuer and the Guarantor, as to the legality of the Notes

      23 Consent of Baker & Daniels (contained in the opinion filed as Exhibit 5 hereto)